EXHIBIT 10.9

EIGHTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 31, 2000, by and among MMI PRODUCTS, INC., a Delaware corporation ("Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Transamerica" and, collectively with Fleet, "Lenders") and Fleet, as collateral agent for Lenders ("Collateral Agent").

A. Borrower, Lenders and Collateral Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 13, 1996, as amended by (i) that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of April 15, 1997, (ii) that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of June 11, 1997, (iii) that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of February 18, 1998, (iv) that certain Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of April 14, 1998, (v) that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of October 6, 1998, (vi) that certain Sixth Amendment to Amended and Restated Loan and Security Agreement, dated as of November 12, 1999, and (vii) that certain Seventh Amendment to Amended and Restated Loan and Security Agreement, dated as of February 3, 2000 (as amended, the "Loan Agreement").

B. Borrower has formed MMI Management Inc., a Delaware corporation and a wholly owned Subsidiary of Borrower ("Management"), pursuant to a Certificate of Incorporation dated as of July 27, 2000. Borrower and Management have formed MMI Management Services LP, a Delaware limited partnership (the "Partnership"), pursuant to that certain Limited Partnership Agreement dated as of July 28, 2000.

C. Borrower has requested that the amount of the Revolving Credit Commitment be temporarily increased from $75,000,000 to $90,000,000 during the period from August 31, 2000 through and including November 30, 2000.

D. Borrower has requested that it be permitted to pay a dividend to Parent in the amount of $26,200,000 (the "Dividend") for purposes of paying a portion of the amounts outstanding under the Parent Subordinated Credit Facility.

E. Borrower, Lenders and Collateral Agent desire to amend the Loan Agreement (i) to provide for and consent to the formation of Management and the Partnership, (ii) to temporarily increase the amount of the Revolving Credit Commitment from $75,000,000 to $90,000,000 during the period from August 31, 2000 through and including November 30, 2000, (iii) to allow and provide for the Dividend and (iv) to allow and provide for certain related matters further described in Article II below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.1 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

2.1 Amendment to Section 1.1.

(a) Effective as of the date hereof, Section 1.1 is amended by deleting the definitions of "Revolving Credit Commitment" and "Subsidiary" in their entirety and substituting the following in lieu thereof:

"Revolving Credit Commitment - shall mean (i) during the period beginning the Closing Date and continuing through and including August 30, 2000, $75,000,000; (ii) during the period beginning August 31, 2000 and continuing through and including November 30, 2000, $90,000,000; and (iii) at all times from and after December 1, 2000, $75,000,000. Notwithstanding the foregoing, if the Revolving Credit Commitment is reduced by Borrower in accordance with Section 2.1(C) hereof, the Revolving Credit Commitment shall thereafter be an amount equal to the amount of the Revolving Credit Commitment, as reduced in accordance with Section 2.1(C) hereof."

"Subsidiary - any corporation or duly organized entity of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock or partnership interest at the time of determination."

(b) Effective as of the date hereof, Section 1.1 is amended by deleting subsection (B)(ii) of the definition "Borrowing Base" and substituting the following in lieu thereof:

"(ii) the lesser of (x) 65% (or such lesser percentage as Collateral Agent may, consistent with its usual and customary practices applied to borrowing base credits generally and, with the consent of Majority Lenders, determine from time to time) of the value of Eligible Inventory at such date consisting of raw materials, calculated on the basis of the lower of cost or market (as determined by Collateral Agent in its reasonable discretion) with the cost of raw materials calculated on a first-in-first-out or average cost basis, plus 50% (or such lesser percentage as Collateral Agent may consistent with its usual and customary practices applied to borrowing base credits generally and, with the consent of Majority Lenders, determine from time to time) of the value of Eligible Inventory at such date consisting of finished goods, calculated on the basis of the lower of cost or market (as determined by Collateral Agent in its reasonable discretion) with the cost of finished goods calculated on a first-in-first-out or average cost basis, or (y) $36,250,000;"

2.2 Addition to Section 1.1; Addition of Definitions. Effective as of the date hereof, Section 1.1 is hereby amended by adding the following definitions in alphabetical order with the other definitions in that section:

"Management -- MMI Management Inc., a corporation organized under the laws of Delaware and a wholly owned Subsidiary of Borrower."

"Partnership - MMI Management Services LP, a limited partnership organized under the laws of Delaware by Borrower as its sole general partner and Management as its sole limited partner."

2.3 Amendment to Section 3.5(B). Effective as of the date hereof, Section 3.5 is hereby amended by adding a new proviso to the end of subsection (B), which proviso shall read as follows:

"provided further, however, that if the principal balance of Revolving Credit Loans outstanding at any time shall exceed the Revolving Credit Commitment, Borrower shall immediately repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess;"

2.4 Amendment to Section 8.1(H). Effective as of the date hereof, Section 8.1 is hereby amended by deleting the first sentence of subsection (H) and replacing it with the following:

"(H) Capital Structure. Exhibit G attached hereto and made a part hereof states (i) the correct name of Borrower's Subsidiaries, the jurisdiction of incorporation or organization and the percentage of Voting Stock or partnership interests owned by Borrower, (ii) the name of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of Borrower and each Subsidiary of Borrower, and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower."

2.5 Amendment to Section 9.2(J). Effective as of the date hereof, Section 9.2 is amended by entirely deleting subsection (J) and substituting the following in lieu thereof:

"(J) Subsidiaries. Hereafter (i) create or acquire any Subsidiary, except (a) Management and (b) the Partnership, or (ii) divest itself of any material assets by transferring them to any Subsidiary (including, without limitation, Management and/or the Partnership)."

2.6 Amendment to Exhibit G. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit G to the Loan Agreement (Capital Structure) is hereby deleted in its entirety and replaced with Exhibit G attached hereto.

ARTICLE III

Conditions Precedent

3.1 Conditions to Effectiveness. The effectiveness of this Amendment (other than Article IV, which is not subject to the conditions set forth in this section) is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) Collateral Agent shall have received on behalf of the Lenders:

(i) this Amendment, duly executed by Borrower;

(ii) a Fifth Amended and Restated Secured Promissory Note, one for each Lender, evidencing each Lender's Total Commitment Percentage of the Revolving Credit Commitment, in each case duly executed by Borrower in the form of the attached Annex A;

(iii) a Consent, Ratification and Release, duly executed by Merchants Metals Holding Company;

(iv) a General Certificate for Borrower acknowledging (A) that Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all Other Agreements to which Borrower is or is to be a party, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Other Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

(v) such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may reasonably request.

(b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

(c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lenders.

(d) Collateral Agent shall have received payment, in immediately available funds, of a $50,000 amendment fee for further distribution to Lenders in accordance with their respective Revolving Credit Percentages.

(e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE IV

Limited Waiver

4.1 Upon Borrower's execution of this Amendment, Collateral Agent and Lenders hereby consent to the Dividend and to the formation of Management and the Partnership. Further, Collateral Agent and Lenders hereby waive (i) any Default or Event of Default that would otherwise arise under Section 9.2 of the Loan Agreement solely by reason of payment of the Dividend and (ii) any Default or Event of Default existing or arising under Section 9.2 of the Loan Agreement solely by reason of Borrower's formation of Management and the Partnership; provided, however, that Borrower shall not transfer any property or any interest in any property to Management, the Partnership or any other subsidiary without the express consent of Lenders. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower, Collateral Agent and Lenders.

ARTICLE V

Ratifications, Representations and Warranties

5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.2 Representations and Warranties. Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; and (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby.

ARTICLE VI

Miscellaneous Provisions

6.1 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

6.2 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

6.3 Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

6.6 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.7 Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.9 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

6.11 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND MAJORITY LENDERS.

IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:
MMI PRODUCTS, INC.
By: /s/ Robert N. Tenczar
Robert N. Tenczar,
Chief Financial Officer

LENDERS:
FLEET CAPITAL CORPORATION
By: /s/ J. L. Bartholomew
Joy L. Bartholomew,
Senior Vice President

TRANSAMERICA BUSINESS CREDIT CORPORATION
By: /s/ Robert L. Heinz
Name: Robert L. Heinz
Title: Senior Vice President

COLLATERAL AGENT:
FLEET CAPITAL CORPORATION
By: /s/ J.L. Bartholomew
Joy L. Bartholomew, Senior Vice President

CONSENT, RATIFICATION AND RELEASE

The undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTOR:
MERCHANTS METALS HOLDING COMPANY

By: /s/ Robert N. Tenczar
Name: Robert N. Tenczar
Title: Vice President - Finance